UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2004

National Technical Systems, Inc
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-16438 (Commission File Number)	95-4134955 (IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200
Calabasas, California 91302
(Address of principal executive offices) (Zip Code)

(818) 591-0776
(Registrant's telephone number, including area code)

___________________________________________________
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

On January 30 2004, National Technical Systems, Inc. ("NTS"), filed a Current Report on Form 8-K (the "Report") to report its acquisition through its wholly owned subsidiary, NTS Technical Systems, of substantially all of the assets and business of DTI Holdings, LLC, doing business as Dynamic Testing ("DTI"). NTS is filing this Amendment No. 1 to the Report to include the financial statements and pro forma financial information required under Item 7 of Form 8-K and related exhibit.

(a)	Financial statements of acquired businesses.

The financial statements of DTI required by this item are attached as Exhibit 99.2 and incorporated herein by this reference.

(b)	Pro forma financial information
The pro forma financial information required by this item for the transaction described in the Report is attached as Exhibit 99.1 and incorporated herein by this reference.

(c)	Exhibits
23.1	Consent of Grant Thornton LLP, independent accountants.
99.1	Unaudited pro forma condensed combined financial statements giving effect to the combination of National Technical Systems, Inc and DTI Holdings, LLC.
99.2	Audited financial statements of DTI Holdings, LLC for the years ended December 31, 2003, and December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2004	NATIONAL TECHNICAL SYSTEMS, INC.
By: /s/ Lloyd Blonder Lloyd Blonder Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP, independent accountants.
99.1	Unaudited pro forma condensed combined financial statements giving effect to the combination of National Technical Systems, Inc and DTI Holdings, LLC.
99.2	Audited financial statements of DTI Holdings, LLC for the years ended December 31, 2003, and December 31, 2002.